UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-07478

Name of Fund: MuniVest Fund II, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service:  Terry K. Glenn, President, MuniVest Fund
      II, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address:
      P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 10/31/04

Date of reporting period: 11/01/03 - 10/31/04

Item 1 - Report to Stockholders

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                                        MuniVest Fund II, Inc.

Annual Report
October 31, 2004

[LOGO] Merrill Lynch Investment Managers

MuniVest Fund II, Inc.

The Benefits and Risks of Leveraging

MuniVest Fund II, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities. As of October 31, 2004, the percentage of the Fund's total net assets invested in inverse floaters was 11.29%, before the deduction of Preferred Stock.

Swap Agreements

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.


2              MUNIVEST FUND II, INC.        OCTOBER 31, 2004

A Letter From the President

Dear Shareholder

As we ended the current reporting period, the financial markets were facing a number of uncertainties. At the top of investors' minds were questions about economic expansion, corporate earnings, interest rates and inflation, politics, oil prices and terrorism.

After benefiting from aggressive monetary and fiscal policy stimulus, some fear the U.S. economy has hit a "soft patch." In fact, economic expansion has slowed somewhat in recent months, but we believe it is easing into a pace of growth that is sustainable and healthy. The favorable economic environment has served to benefit American corporations, which have continued to post strong earnings. Although the most impressive results were seen earlier in the year, solid productivity, improved revenue growth and cost discipline all point to a vital corporate sector.

In terms of inflation and interest rates, the Federal Reserve Board (the Fed) has signaled its confidence in the economic recovery by increasing the Federal Funds target rate four times in the past several months, from 1% to 2% as of the November 10 Federal Open Market Committee meeting. Inflation, for its part, has remained in check. Investors and economists are focused on how quickly Fed policy will move from here.

With the presidential election now behind us, any politically provoked market angst should subside to some extent. The effect of oil prices, however, is more difficult to predict. At around $50 per barrel, the price of oil is clearly a concern. However, on an inflation-adjusted basis and considering modern usage levels, the situation is far from the crisis proportions we saw in the 1980s. Finally, although terrorism and geopolitical tensions are realities we are forced to live with today, history has shown us that the financial effects of any single event tend to be short-lived.

Amid the uncertainty, the Lehman Brothers Municipal Bond Index posted a 12-month return of +6.03% and a six-month return of +4.79% as of October 31, 2004. Long-term bond yields were slightly lower at October 31, 2004 than they were a year earlier. As always, our investment professionals are closely monitoring the markets, the economy and the overall environment in an effort to make well-informed decisions for the portfolios they manage. For the individual investor, the key during uncertain times is to remain focused on the big picture. Investment success comes not from reacting to short-term volatility, but from maintaining a long-term perspective and adhering to the disciplines of asset allocation, diversification and rebalancing. We encourage you to work with your financial advisor to ensure these time-tested techniques are incorporated into your investment plan. We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                        Sincerely,


                                        /s/ Terry K. Glenn

                                        Terry K. Glenn
                                        President and Director


               MUNIVEST FUND II, INC.        OCTOBER 31, 2004                  3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Manager

      The Fund significantly outperformed its comparable Lipper category average for the period, benefiting from a healthy dividend yield and positive security selection.

Describe the recent market environment relative to municipal bonds.

Over the past 12 months, amid considerable monthly volatility, long-term U.S. Treasury bond yields generally moved lower -- despite an increase in short-term interest rates by the Federal Reserve Board (the Fed).

As the period began, long-term Treasury yields declined while their prices, which move in the opposite direction, rose. Somewhat surprisingly, this increase in bond prices came as the U.S. economy continued to improve. However, solid job creation remained elusive, producing a drag on consumer confidence. Against this backdrop, investors became convinced that the Fed would hold short-term interest rates near their historic lows, and by mid-March 2004, yields on 30-year U.S. Treasury bonds had declined to 4.65%.

In early April, however, monthly jobs reports began to show unexpectedly large gains. Consumer confidence increased, and investors started to anticipate that the Fed would soon be forced to raise short-term interest rates to ward off potential inflation. Yields rose in response, with long-term Treasury bond yields surpassing 5.50% early in June 2004.

For the rest of the period, bond yields generally fell (and prices rose) as payroll growth began to wane and inflation appeared negligible. Although the Fed embarked on a tightening cycle with a 25 basis point (.25%) interest rate hike in June, it also telegraphed its intention to continue raising rates at a measured pace, removing earlier concerns about the potential for more dramatic increases in the near future. Despite additional Fed interest rate hikes in August and September, the prospect for a moderate tightening of monetary policy helped support higher bond prices, and lower yields, for the remainder of the Fund's fiscal year. By October 31, 2004, the 30-year Treasury bond yield stood at 4.79%, a decline of 34 basis points from a year earlier. The yield on the 10-year U.S. Treasury note was 4.02%, a 27 basis point drop during the same 12-month period.

While tax-exempt bond yields followed the same pattern as their taxable counterparts, volatility in the municipal market was more subdued. Yields on long-term revenue bonds, as measured by the Bond Buyer Revenue Bond Index, fell 27 basis points during the past 12 months. According to Municipal Market Data, yields on AAA-rated issues maturing in 30 years declined 22 basis points to 4.60%, while yields on 10-year AAA-rated issues dropped 28 basis points to 3.40%.

The tax-exempt market was supported by generally positive supply/demand dynamics. While more than $360 billion in new long-term tax-exempt bonds was issued in the past 12 months, this represented a decline of approximately 6% compared to the previous year. The declining supply amid favorable demand allowed tax-exempt bond prices to perform in line with the taxable market.

How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended October 31, 2004, the Common Stock of MuniVest Fund II, Inc. had net annualized yields of 7.18% and 7.21%, based on a year-end per share net asset value of $15.21 and a per share market price of $15.15, respectively, and $1.092 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +10.94%, based on a change in per share net asset value from $14.76 to $15.21, and assuming reinvestment of ordinary income dividends.

The Fund's total return, based on net asset value, significantly exceeded the +8.93% average return of its comparable Lipper category of General Municipal Debt Funds (Leveraged). (Funds in this Lipper category invest primarily in municipal debt issues rated in the top four credit-rating categories. These funds can be leveraged via use of debt, preferred equity and/or reverse repurchase agreements.) The Fund was able to achieve the outperformance despite our decision to maintain a moderately defensive posture in a favorable fixed income environment. We employed the defensive positioning, including a relatively short duration, in anticipation of a growing economy and rising interest rates. The goal was to reduce volatility in the portfolio and mitigate the negative price impact associated with increasing rates. Although rates did not rise year-over-year, we continue to believe that this positioning is appropriate. Factors that did benefit Fund results included a healthy dividend yield that exceeded the Lipper category average and positive security selection.


4              MUNIVEST FUND II, INC.        OCTOBER 31, 2004

For the six-month period ended October 31, 2004, the total investment return on the Fund's Common Stock was +7.16%, based on a change in per share net asset value from $14.74 to $15.21, and assuming reinvestment of ordinary income dividends.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common stock may vary significantly from total investment returns based on changes in the Fund's net asset value.

What changes were made to the portfolio during the year?

In general, our approach was to add higher-yielding, lower-rated issues that we believed were trading at attractive valuations. These bonds helped provide the Fund with sufficient income to distribute a higher-than-average yield to investors. They also earned strong total returns as the municipal bond market strengthened in recent months.

We significantly increased the Fund's holdings in general obligation debt and other bonds issued by the State of California. Earlier in the year, these bonds' prices fell sharply following negative publicity associated with the state's budget difficulties. We viewed this as an attractive opportunity to purchase fundamentally strong securities trading at distressed levels. This strategy proved successful, as California state issues were eventually upgraded by the major credit-rating agencies and the resultant improvement in bond prices had a positive impact on Fund performance.

For the six-month period ended October 31, 2004, the Fund's Auction Market Preferred Stock (AMPS) had average yields of 1.27% for Series A, 1.06% for Series B and 1.09% for Series C. It is important to note that, even after the recent Fed interest rate increases, the Fund's borrowing costs remained historically very low and continued to generate a significant income benefit to the Fund's Common Stock shareholders. While additional Fed interest rate hikes are anticipated, the increases are not expected to be sizeable or protracted. Most importantly, the spread between short-term and long-term tax-exempt interest rates has remained historically wide -- wider, in fact, than it was at the end of October 2000. Of course, should the spread narrow, the benefits of leverage will decline, and as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, due to AMPS, was 30.81% of total net assets. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)

How would you characterize the Fund's position at the close of the period?

At period end, the Fund maintained a defensive position with respect to future interest rate movements. With bond yields at historically low levels, we believe it is more prudent to favor higher-yielding securities over those with greater interest rate sensitivity. Accordingly, we have structured the portfolio to fare best in stable to rising interest rate environments. We also intend to keep the portfolio's cash reserves at a minimum in order to maximize shareholders' monthly dividend stream.

Looking ahead, we believe that economic growth will remain moderate and should eventually translate into modestly higher long-term interest rates. If municipal bonds are able to maintain their favorable supply/demand balance, as we anticipate, this should insulate the tax-exempt market from much of the volatility associated with rising interest rates.

Fred K. Stuebe
Vice President and Portfolio Manager

November 11, 2004


               MUNIVEST FUND II, INC.        OCTOBER 31, 2004                  5

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments                                           (in Thousands)

                      S&P       Moody's      Face
State                 Ratings+  Ratings+   Amount   Municipal Bonds                                                         Value
===================================================================================================================================
Alabama--1.9%         NR*       A2        $ 5,500   Huntsville, Alabama, Health Care Authority Revenue Bonds,
                                                    Series B, 5.75% due 6/01/2032                                         $   5,756
===================================================================================================================================
Arizona--2.4%         NR*       Ba1         1,000   Maricopa County, Arizona, IDA, Education Revenue Bonds (Arizona
                                                    Charter Schools Project 1), Series A, 6.75% due 7/01/2029                   993
                      BBB-      Baa3        1,200   Maricopa County, Arizona, Pollution Control Corporation, PCR,
                                                    Refunding (El Paso Electric Company Project), Series A, 6.25%
                                                    due 5/01/2037                                                             1,229
                      AAA       Aaa         2,315   Maricopa County, Arizona, Tempe Elementary Unified School
                                                    District Number 3, GO, Refunding, 7.50% due 7/01/2010 (c)                 2,856
                      NR*       Baa3        2,000   Pima County, Arizona, IDA, Education Revenue Bonds (Arizona
                                                    Charter Schools Project), Series C, 6.75% due 7/01/2031                   2,069
===================================================================================================================================
California--9.4%                                    California State, Various Purpose, GO:
                      A         A3          3,300         5.50% due 4/01/2028                                                 3,566
                      A         A3          4,145         5.50% due 4/01/2030                                                 4,461
                      A         A3          5,000         5.50% due 11/01/2033                                                5,363
                                                    Golden State Tobacco Securitization Corporation of California,
                                                    Tobacco Settlement Revenue Bonds:
                      BBB       Baa3        4,310         Series A-3, 7.875% due 6/01/2042                                    4,648
                      A-        Baa1        3,750         Series B, 5.375% due 6/01/2028                                      3,899
                      A-        Baa1        6,200         Series B, 5.50% due 6/01/2033                                       6,587
===================================================================================================================================
Colorado--3.4%        NR*       Aa2           335   Colorado HFA, Revenue Refunding Bonds (S/F Program), AMT,
                                                    Senior Series A-2, 7.50% due 4/01/2031                                      347
                                                    Elk Valley, Colorado, Public Improvement Revenue Bonds (Public
                                                    Improvement Fee):
                      NR*       NR*         3,025         Series A, 7.35% due 9/01/2031                                       3,167
                      NR*       NR*         1,000         Series B, 7% due 9/01/2031                                          1,030
                      NR*       NR*         1,325   North Range, Colorado, Metropolitan District Number 1, GO,
                                                    7.25% due 12/15/2031                                                      1,337
                      NR*       NR*         3,300   Plaza Metropolitan District No. 1, Colorado, Tax Allocation
                                                    Revenue Bonds (Public Improvement Fees), 8% due 12/01/2025                3,455
                      NR*       NR*         1,000   Southlands, Colorado, Medical District, (Metropolitan District
                                                    # 1), GO, 7% due 12/01/2024                                               1,001
===================================================================================================================================
Connecticut--1.1%     BBB-      Ba2         1,165   Connecticut State Development Authority, Airport Facility
                                                    Revenue Bonds (LearJet Inc. Project),AMT, 7.95% due 4/01/2026             1,327
                      BBB-      NR*         2,000   Mohegan Tribe Indians Gaming Authority, Connecticut, Public
                                                    Improvement Revenue Refunding Bonds (Priority Distribution),
                                                    6.25% due 1/01/2031                                                       2,123
===================================================================================================================================
Florida--4.4%                                       Fiddlers Creek, Florida, Community Development District
                                                    Number 2, Special Assessment Revenue Bonds:
                      NR*       NR*         2,350         Series A, 6.375% due 5/01/2035                                      2,421
                      NR*       NR*         1,250         Series B, 5.75% due 5/01/2013                                       1,272
                      NR*       NR*         4,000   Midtown Miami, Florida, Community Development District, Special
                                                    Assessment Revenue Bonds, Series A, 6.25% due 5/01/2037                   4,141
                                                    Orlando, Florida, Urban Community Development District, Capital
                                                    Improvement Special Assessment Bonds:
                      NR*       NR*         1,135         6.25% due 5/01/2034                                                 1,168
                      NR*       NR*         1,000         Series A, 6.95% due 5/01/2033                                       1,062
                      NR*       NR*            90   Panther Trace, Florida, Community Development District, Special
                                                    Assessment Revenue Bonds, Series B, 6.50% due 5/01/2009                      91
                      NR*       NR*           970   Park Place Community Development District, Florida, Special
                                                    Assessment Revenue Bonds, 6.75% due 5/01/2032                             1,023
                      NR*       NR*           975   Preserve at Wilderness Lake, Florida, Community Development
                                                    District, Capital Improvement Bonds, Series A, 7.10%
                                                    due 5/01/2033                                                             1,036
                      NR*       NR*           985   Vista Lakes Community, Florida, Development District, Capital
                                                    Improvement Revenue Bonds, Series B, 5.80% due 5/01/2008                    992

Portfolio Abbreviations

To simplify the listings of MuniVest Fund II, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT        Alternative Minimum Tax (subject to)
DRIVERS    Derivative Inverse Tax-Exempt Receipts
EDA        Economic Development Authority
GO         General Obligation Bonds
HDA        Housing Development Authority
HFA        Housing Finance Agency
IDA        Industrial Development Authority
IDB        Industrial Development Board
IDR        Industrial Development Revenue Bonds
M/F        Multi-Family
PCR        Pollution Control Revenue Bonds
RIB        Residual Interest Bonds
RITR       Residual Interest Trust Receipts
S/F        Single-Family


6              MUNIVEST FUND II, INC.        OCTOBER 31, 2004

Schedule of Investments (continued)                               (in Thousands)

                      S&P       Moody's      Face
State                 Ratings+  Ratings+   Amount   Municipal Bonds                                                         Value
===================================================================================================================================
Georgia--5.3%         NR*       NR*       $ 1,655   Atlanta, Georgia, Tax Allocation Bonds (Atlantic Station
                                                    Project), 7.25% due 12/01/2005                                        $   1,681
                      NR*       NR*         2,000   Atlanta, Georgia, Tax Allocation Revenue Bonds (Atlantic
                                                    Station Project), 7.90% due 12/01/2024                                    2,170
                      NR*       NR*         1,225   Brunswick & Glynn County, Georgia, Development Authority, First
                                                    Mortgage Revenue Bonds (Coastal Community Retirement Corporation
                                                    Project), Series A, 7.125% due 1/01/2025                                  1,210
                      NR*       NR*         2,000   Fulton County, Georgia, Residential Care Facilities Revenue
                                                    Refunding Bonds (Canterbury Court Project), Series A, 6.125%
                                                    due 2/15/2026                                                             2,010
                                                    Georgia Municipal Electric Authority, Power Revenue Refunding
                                                    Bonds:
                      A+        A2          5,620         Series W, 6.60% due 1/01/2018                                       6,838
                      A         A2            380         Series W, 6.60% due 1/01/2018 (b)                                     466
                      A         A2          1,250         Series X, 6.50% due 1/01/2020                                       1,548
===================================================================================================================================
Idaho--0.2%           NR*       Aaa           595   Idaho Housing Agency, S/F Mortgage Revenue Refunding Bonds, AMT,
                                                    Series E-2, 6.90% due 1/01/2027                                             598
===================================================================================================================================
Illinois--16.4%       AAA       NR*         3,000   Chicago, Illinois, O'Hare International Airport Revenue
                                                    Refunding Bonds, DRIVERS, AMT, Series 253, 9.411%
                                                    due 1/01/2020 (h)(j)                                                      3,622
                      CCC       Caa2        4,000   Chicago, Illinois, O'Hare International Airport, Special
                                                    Facility Revenue Refunding Bonds (American Airlines Inc.
                                                    Project), 8.20% due 12/01/2024                                            2,920
                      AAA       Aaa           385   Chicago, Illinois, S/F Mortgage Revenue Bonds, AMT, Series C,
                                                    7% due 3/01/2032 (e)(f)                                                     385
                      NR*       NR*           800   Chicago, Illinois, Special Assessment Bonds (Lake Shore East),
                                                    6.75% due 12/01/2032                                                        830
                      NR*       NR*         1,000   Chicago, Illinois, Tax Allocation Bonds (Kingsbury Redevelopment
                                                    Project), Series A, 6.57% due 2/15/2013                                   1,050
                      BBB       Baa1        2,800   Hodgkins, Illinois, Environmental Improvement Revenue Bonds
                                                    (Metro Biosolids Management LLC Project), AMT, 6% due 11/01/2023          2,824
                      BBB       NR*         1,000   Illinois Development Finance Authority Revenue Bonds (Community
                                                    Rehabilitation Providers Facility), Series A, 6.50%
                                                    due 7/01/2022                                                             1,057
                      BBB       NR*         2,500   Illinois Development Finance Authority, Revenue Refunding Bonds
                                                    (Community Rehabilitation Providers), Series A, 6% due 7/01/2015          2,607
                      A+        A1          5,570   Illinois HDA, Revenue Refunding Bonds (M/F Program), Series 5,
                                                    6.75% due 9/01/2023                                                       5,694
                      AA+       Aa2         4,250   Illinois State Finance Authority Revenue Bonds (Northwestern
                                                    Memorial Hospital), Series A, 5.50% due 8/15/2043                         4,412
                      AAA       Aaa         2,600   Kane and De Kalb Counties, Illinois, Community Unit School
                                                    District Number 302, GO, DRIVERS, Series 283, 9.441%
                                                    due 2/01/2018 (c)(j)                                                      3,375
                      NR*       Aaa         2,000   McLean and Woodford Counties, Illinois, Community Unit, School
                                                    District Number 005, GO, Refunding, 6.375% due 12/01/2016 (g)             2,382
                      AAA       NR*         3,200   Metropolitan Pier and Exposition Authority, Illinois, Dedicated
                                                    State Tax Revenue Refunding Bonds, DRIVERS, Series 269, 9.315%
                                                    due 6/15/2023 (h)(j)                                                      4,096
                                                    Regional Transportation Authority, Illinois, Revenue Bonds:
                      AAA       Aaa         1,500         Series A, 7.20% due 11/01/2020 (a)                                  1,995
                      AAA       Aaa         7,000         Series A, 6.70% due 11/01/2021 (c)                                  9,023
                      AAA       Aaa         2,500         Series C, 7.75% due 6/01/2020 (c)                                   3,551
===================================================================================================================================
Indiana--10.6%                                      Indiana Bond Bank Revenue Bonds (State Revolving Fund Program),
                                                    Series A (i):
                      AAA       NR*         5,750         6.75% due 2/01/2005                                                 5,938
                      AAA       NR*         2,750         6.875% due 2/01/2005                                                2,841
                      NR*       Aaa         5,545   Indiana State, HFA, S/F Mortgage Revenue Refunding Bonds,
                                                    Series A, 6.80% due 1/01/2017 (d)                                         5,556
                                                    Indiana Transportation Finance Authority, Highway Revenue
                                                    Bonds, Series A:
                      AA-       Aa2           470         7.25% due 6/01/2015                                                   571
                      AA-       Aa2         1,530         7.25% due 6/01/2015                                                 1,946
                      AA-       Aa2         3,775         6.80% due 12/01/2016                                                4,737
                      AA        NR*         8,750   Indianapolis, Indiana, Local Public Improvement Bond Bank
                                                    Revenue Refunding Bonds, Series D, 6.75% due 2/01/2014                   10,633
===================================================================================================================================
Louisiana--6.5%       AAA       Aaa         5,000   Louisiana Local Government, Environmental Facilities, Community
                                                    Development Authority Revenue Bonds (Capital Projects and
                                                    Equipment Acquisition), Series A, 6.30% due 7/01/2030 (a)                 5,762
                      BB-       NR*        10,000   Port New Orleans, Louisiana, IDR, Refunding (Continental Grain
                                                    Company Project), 6.50% due 1/01/2017                                    10,251
                      BBB       Baa2        3,600   Sabine River Authority, Louisiana, Water Facilities Revenue
                                                    Refunding Bonds (International Paper Company), 6.20%
                                                    due 2/01/2025                                                             3,814


               MUNIVEST FUND II, INC.        OCTOBER 31, 2004                  7

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)                               (in Thousands)

                      S&P       Moody's      Face
State                 Ratings+  Ratings+   Amount   Municipal Bonds                                                         Value
===================================================================================================================================
Maryland--1.6%        A-        NR*       $ 2,000   Maryland State Energy Financing Administration, Solid Waste
                                                    Disposal Revenue Bonds, Limited Obligation (Wheelabrator Water
                                                    Projects), AMT, 6.45% due 12/01/2016                                  $   2,107
                      AAA       Aaa         1,000   Maryland State Health and Higher Educational Facilities
                                                    Authority Revenue Bonds (University of Maryland Medical System),
                                                    Series B, 7% due 7/01/2022 (c)                                            1,323
                      NR*       Baa3        1,245   Montgomery County, Maryland, Special Obligation, Special Tax
                                                    Bond (West Germantown Development District), Series B, 6.70%
                                                    due 7/01/2027                                                             1,280
===================================================================================================================================
Massachusetts--4.4%   AA-       Aa2         1,000   Massachusetts State College Building Authority Project, Revenue
                                                    Refunding Bonds, Senior-Series A, 7.50% due 5/01/2011                     1,250
                      BB+       NR*         1,250   Massachusetts State Development Finance Agency, Revenue
                                                    Refunding Bonds (Eastern Nazarene College), 5.625% due 4/01/2029          1,076
                      AA        Aa3         6,000   Massachusetts State Water Resource Authority Revenue Bonds,
                                                    Series A, 6.50% due 7/15/2019                                             7,446
                      AAA       Aaa         3,000   Massachusetts State Water Resource Authority, Revenue Refunding
                                                    Bonds, Series A, 6% due 8/01/2016 (c)                                     3,467
===================================================================================================================================
Michigan--5.7%        BBB       Baa2        1,500   Delta County, Michigan, Economic Development Corporation,
                                                    Environmental Improvement Revenue Refunding Bonds (Mead
                                                    Westvaco-Escanaba), Series A, 6.25% due 4/15/2027                         1,597
                      A         NR*         3,100   Flint, Michigan, Hospital Building Authority, Revenue Refunding
                                                    Bonds (Hurley Medical Center), Series A, 6% due 7/01/2020                 3,403
                      BB        NR*         3,320   Macomb County, Michigan, Hospital Finance Authority, Hospital
                                                    Revenue Bonds (Mount Clemens General Hospital), Series B,
                                                    5.875% due 11/15/2034                                                     3,156
                                                    Michigan State Hospital Finance Authority, Revenue Refunding
                                                    Bonds, Series A:
                      AAA       Aa2         3,425         (Ascension Health Credit), 6.125% due 11/15/2009 (i)                3,993
                      B         Ba3         2,340         (Detroit Medical Center Obligation Group), 6.50%
                                                          due 8/15/2018                                                       2,202
                      BB+       NR*         3,000   Pontiac, Michigan, Tax Increment Finance Authority, Revenue
                                                    Refunding Bonds (Development Area Number 3), 6.375%
                                                    due 6/01/2031                                                             3,018
===================================================================================================================================
Mississippi--3.5%                                   Mississippi Business Finance Corporation, Mississippi, PCR,
                                                    Refunding (System Energy Resources Inc. Project):
                      BBB-      Ba1         7,200         5.875% due 4/01/2022                                                7,223
                      BBB-      Ba1         3,465         5.90% due 5/01/2022                                                 3,501
===================================================================================================================================
Missouri--0.1%        AAA       NR*           390   Missouri State Housing Development Commission, S/F Mortgage
                                                    Revenue Bonds (Homeowner Loan), AMT, Series A, 7.50%
                                                    due 3/01/2031 (f)                                                           404
===================================================================================================================================
Nebraska--0.8%                                      Nebraska Investment Finance Authority, S/F Housing Revenue
                                                    Bonds, AMT (f):
                      AAA       NR*           995         Series C, 6.30% due 9/01/2028 (e)                                   1,032
                      AAA       NR*         1,295         Series D, 6.45% due 3/01/2028                                       1,341
===================================================================================================================================
Nevada--2.2%          AAA       Aaa         3,300   Clark County, Nevada, IDR (Power Company Project), AMT,
                                                    Series A, 6.70% due 6/01/2022 (c)                                         3,414
                      NR*       NR*           620   Clark County, Nevada, Improvement District No. 142 Special
                                                    Assessment, 6.375% due 8/01/2023                                            639
                      AAA       Aaa           110   Nevada Housing Division Revenue Bonds (S/F Program), AMT,
                                                    Senior Series E, 7% due 10/01/2019 (d)                                      112
                      AAA       Aaa         2,500   Washoe County, Nevada, Gas Facilities Revenue Bonds (Sierra
                                                    Pacific Power Company), AMT, 6.65% due 12/01/2017 (a)                     2,534
===================================================================================================================================
New Jersey--5.3%      BBB       Baa2        4,250   New Jersey EDA, Cigarette Tax Revenue Bonds, 5.50% due 6/15/2024          4,345
                                                    New Jersey EDA, Retirement Community Revenue Bonds (Cedar Crest
                                                    Village Inc. Facility), Series A:
                      NR*       NR*         1,335         7.25% due 11/15/2021                                                1,379
                      NR*       NR*         1,100         7.25% due 11/15/2031                                                1,126
                      B         Caa2        3,000   New Jersey EDA, Special Facility Revenue Bonds (Continental
                                                    Airlines Inc. Project), AMT, 6.25% due 9/15/2029                          2,173
                      B+        NR*         1,680   New Jersey Health Care Facilities Financing Authority Revenue
                                                    Bonds (Pascack Valley Hospital Association), 6.625%
                                                    due 7/01/2036                                                             1,568
                      BBB       Baa3        5,580   Tobacco Settlement Financing Corporation of New Jersey Revenue
                                                    Bonds, 7% due 6/01/2041                                                   5,572
===================================================================================================================================
New Mexico--1.1%      B+        Ba3         3,160   Farmington, New Mexico, PCR, Refunding (Tucson Electric Power
                                                    Co.--San Juan Project), Series A, 6.95% due 10/01/2020                    3,317


8              MUNIVEST FUND II, INC.        OCTOBER 31, 2004

Schedule of Investments (continued)                               (in Thousands)

                      S&P       Moody's      Face
State                 Ratings+  Ratings+   Amount   Municipal Bonds                                                         Value
===================================================================================================================================
New York--9.4%                                      New York City, New York, City IDA, Civic Facility Revenue Bonds:
                      NR*       NR*       $   690         Series C, 6.80% due 6/01/2028                                   $     715
                      NR*       NR*           890         (Special Needs Facility Pooled Program), Series C-1,
                                                          6.50% due 7/01/2017                                                   921
                      BB-       Ba2         1,920   New York City, New York, City IDA, Special Facility Revenue
                                                    Bonds (British Airways PLC Project), AMT, 7.625% due 12/01/2032           1,908
                      NR*       Aa2         3,375   New York City, New York, City Transitional Finance Authority
                                                    Revenue Bonds, RIB, Series 283, 10.44% due 5/15/2010 (i)(j)               4,518
                                                    New York City, New York, GO, Refunding, Series A (c):
                      AAA       A2          1,580         6.375% due 5/15/2010 (i)                                            1,883
                      AAA       A2          1,675         6.375% due 5/15/2015                                                1,966
                      A         A2          3,500   New York City, New York, GO, Series F, 5.25% due 1/15/2033                3,622
                      AAA       NR*         7,000   New York State Dormitory Authority Revenue Refunding Bonds,
                                                    RIB, Series 305, 9.94% due 5/15/2015 (h)(j)                               9,195
                      NR*       NR*         1,000   Westchester County, New York, IDA, Civic Facility Revenue Bonds
                                                    (Special Needs Facilities Pooled Program), Series E-1, 6.50%
                                                    due 7/01/2017                                                             1,017
                      NR*       NR*         2,690   Westchester County, New York, IDA, Continuing Care Retirement,
                                                    Mortgage Revenue Bonds (Kendal on Hudson Project), Series A,
                                                    6.50% due 1/01/2034                                                       2,739
===================================================================================================================================
North Carolina--1.7%  NR*       Baa1        1,400   Haywood County, North Carolina, Industrial Facilities and
                                                    Pollution Control Financing Authority Revenue Bonds (Champion
                                                    International Corporation Project), AMT, 6.25% due 9/01/2025              1,443
                      NR*       Baa1        2,000   North Carolina Medical Care Commission, Health Care Housing
                                                    Revenue Bonds (The ARC of North Carolina Projects), Series A,
                                                    5.80% due 10/01/2034                                                      2,025
                      NR*       NR*         1,500   North Carolina Medical Care Commission, Retirement Facilities,
                                                    First Mortgage Revenue Bonds (Givens Estates Project),
                                                    Series A, 6.375% due 7/01/2023                                            1,521
===================================================================================================================================
Pennsylvania--4.5%    NR*       Aaa         2,000   Delaware River Port Authority of Pennsylvania and New Jersey
                                                    Revenue Bonds, RIB, Series 396, 9.933% due 1/01/2019 (g)(j)               2,536
                      NR*       NR*         2,000   Pennsylvania Economic Development Financing Authority, Exempt
                                                    Facilities Revenue Bonds (National Gypsum Company), AMT,
                                                    Series B, 6.125% due 11/01/2027                                           2,075
                      A         NR*         1,250   Pennsylvania State Higher Educational Facilities Authority
                                                    Revenue Bonds (University of Pennsylvania Medical Center Health
                                                    System), Series A, 6% due 1/15/2031                                       1,335
                      NR*       NR*         1,265   Philadelphia, Pennsylvania, Authority for IDR, Commercial
                                                    Development, 7.75% due 12/01/2017                                         1,293
                                                    Sayre, Pennsylvania, Health Care Facilities Authority Revenue
                                                    Bonds (Guthrie Health Issue), Series B:
                      A-        NR*         2,425         5.85% due 12/01/2020                                                2,612
                      A-        NR*         3,350         7.125% due 12/01/2031                                               3,936
===================================================================================================================================
Rhode Island--0.4%    BBB       Baa2        1,140   Rhode Island State Health and Educational Building Corporation,
                                                    Hospital Financing Revenue Bonds (Lifespan Obligation Group),
                                                    6.50% due 8/15/2032                                                       1,212
===================================================================================================================================
South Carolina--1.0%  A         A2          1,200   Lexington County, South Carolina, Health Services District Inc.,
                                                    Hospital Revenue Bonds (Lexington Medical Center), 5.50%
                                                    due 5/01/2032                                                             1,249
                      BBB+      Baa2        1,230   Medical University, South Carolina, Hospital Authority,
                                                    Hospital Facility Revenue Refunding Bonds, 6.50% due 8/15/2032            1,314
                      NR*       Aa2           380   South Carolina Housing Finance and Development Authority,
                                                    Mortgage Revenue Bonds, AMT, Series A, 6.70% due 7/01/2027                  391
===================================================================================================================================
Tennessee--3.6%       NR*       NR*         1,000   Johnson City, Tennessee, Health and Educational Facilities
                                                    Board, Retirement Facility Revenue Bonds (Appalachian Christian
                                                    Village Project), Series A, 6% due 2/15/2024                                978
                      BB        Ba3         4,000   McMinn County, Tennessee, IDB, Solid Waste Revenue Bonds
                                                    (Recycling Facility--Calhoun Newsprint), AMT, 7.40%
                                                    due 12/01/2022                                                            4,000
                                                    Shelby County, Tennessee, Health, Educational and Housing
                                                    Facility Board, Hospital Revenue Refunding Bonds, (Methodist
                                                    Healthcare):
                      A-        A3          3,175         6.50% due 9/01/2012 (i)                                             3,873
                      A-        A3          1,825         6.50% due 9/01/2026 (b)                                             2,209


               MUNIVEST FUND II, INC.        OCTOBER 31, 2004                  9

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)                               (in Thousands)

                      S&P       Moody's      Face
State                 Ratings+  Ratings+   Amount   Municipal Bonds                                                         Value
===================================================================================================================================
Texas--16.5%                                        Austin, Texas, Convention Center Revenue Bonds (Convention
                                                    Enterprises Inc.), First Tier, Series A:
                      BBB-      Baa3      $ 1,600         6.70% due 1/01/2028                                             $   1,701
                      BBB-      Baa3        4,510         6.70% due 1/01/2032                                                 4,779
                                                    Brazos River Authority, Texas, PCR, Refunding, AMT:
                      BBB       Baa2        1,500         (Texas Utility Company), Series A, 7.70% due 4/01/2033              1,780
                      BBB       Baa2        6,805         (Utilities Electric Company), Series B, 5.05%
                                                          due 6/01/2030                                                       6,993
                      BBB-      NR*         1,810   Brazos River Authority, Texas, Revenue Refunding Bonds (Reliant
                                                    Energy Inc. Project), Series B, 7.75% due 12/01/2018                      1,982
                      A         A3          5,800   Brazos River, Texas, Harbor Navigation District, Brazoria
                                                    County Environmental Revenue Refunding Bonds (Dow Chemical
                                                    Company Project), AMT, Series A-7, 6.625% due 5/15/2033                   6,408
                      AA-       Aa3         2,500   Guadalupe-Blanco River Authority, Texas, Sewage and Solid Waste
                                                    Disposal Facility Revenue Bonds (E. I. du Pont de Nemours and
                                                    Company Project), AMT, 6.40% due 4/01/2026                                2,660
                      AA        Aa3         5,000   Harris County, Texas, Health Facilities Development Corporation,
                                                    Revenue Refunding Bonds, RITR, Series 6, 9.095%
                                                    due 7/01/2027 (b)(j)                                                      6,665
                      BBB       NR*         1,150   Lufkin, Texas, Health Facilities Development Corporation,
                                                    Health System Revenue Bonds (Memorial Health System of East
                                                    Texas), 5.70% due 2/15/2028                                               1,167
                      BBB-      Ba2         3,440   Matagorda County, Texas, Navigation District Number 1 Revenue
                                                    Refunding Bonds (Reliant Energy Inc.), Series C, 8%
                                                    due 5/01/2029                                                             3,820
                      BB        Ba2         3,060   Port Corpus Christi, Texas, Individual Development Corporation,
                                                    Environmental Facilities Revenue Bonds (Citgo Petroleum
                                                    Corporation Project), AMT, 8.25% due 11/01/2031                           3,272
                                                    Port Corpus Christi, Texas, Revenue Refunding Bonds (Celanese
                                                    Project):
                      B-        Ba3         2,500         AMT, Series B, 6.70% due 11/01/2030                                 2,500
                      B-        Ba3         1,600         Series A, 6.45% due 11/01/2030                                      1,549
                      NR*       Aa1         3,750   San Antonio, Texas, Electric and Gas Revenue Bonds, RIB,
                                                    Series 469x, 9.47% due 2/01/2014 (j)                                      4,816
===================================================================================================================================
Virginia--3.6%        BBB+      A3          1,000   Chesterfield County, Virginia, IDA, PCR, Refunding (Virginia
                                                    Electric and Power Company), Series B, 5.875% due 6/01/2017               1,107
                      BBB       Baa2        3,115   Isle of Wight County, Virginia, IDA, Solid Waste Disposal
                                                    Facilities Revenue Bonds (Union Camp Corporation Project), AMT,
                                                    6.55% due 4/01/2024                                                       3,187
                      BB        Ba2         7,415   Pocahontas Parkway Association, Virginia, Toll Road Revenue
                                                    Bonds, Senior Series A, 5.50% due 8/15/2028                               6,730
===================================================================================================================================
Washington--8.2%      AAA       Aaa         2,425   Chelan County, Washington, Public Utility District Number 001,
                                                    Consolidated Revenue Refunding Bonds (Chelan Hydro), AMT,
                                                    Series D, 6.35% due 7/01/2028 (h)                                         2,687
                                                    Energy Northwest, Washington, Electric Revenue Refunding Bonds,
                                                    DRIVERS (j):
                      AAA       NR*         2,250         Series 248, 9.441% due 7/01/2018 (h)                                2,910
                      AAA       NR*         1,125         Series 255, 9.937% due 7/01/2018 (a)                                1,500
                      AAA       Aaa         5,000   Washington State, GO, Trust Receipts, Class R, Series 6, 9.813%
                                                    due 1/01/2014 (g)(j)                                                      6,352
                      AA        Baa1        2,200   Washington State Health Care Facilities Authority Revenue Bonds
                                                    (Kadlec Medical Center), 6% due 12/01/2030 (k)                            2,413
                                                    Washington State Public Power Supply System, Revenue Refunding
                                                    Bonds, Series B:
                      AA-       Aaa         5,000         (Nuclear Project No. 1), 7.125% due 7/01/2016                       6,497
                      AAA       Aaa         1,900         (Nuclear Project No. 3), 7.125% due 7/01/2016 (h)                   2,484
===================================================================================================================================
Wisconsin--1.6%       BBB       Baa3        2,060   Badger Tobacco Asset Securitization Corporation, Wisconsin,
                                                    Asset-Backed Revenue Bonds, 6.125% due 6/01/2027                          1,997
                      BBB+      NR*         2,715   Wisconsin State Health and Educational Facilities Authority
                                                    Revenue Bonds (Synergyhealth Inc.), 6% due 11/15/2032                     2,856
===================================================================================================================================
Wyoming--2.0%                                       Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds
                                                    (FMC Corporation Project), AMT:
                      BB+       Ba3         1,000         Series A, 7% due 6/01/2024                                          1,020
                      BB+       Ba3         5,000         Series B, 6.90% due 9/01/2024                                       5,081
===================================================================================================================================
Virgin Islands--2.2%  BBB-      Baa3        6,000   Virgin Islands Government Refinery Facilities Revenue Refunding
                                                    Bonds (Hovensa Coker Project), AMT, 6.50% due 7/01/2021                   6,555
                      -------------------------------------------------------------------------------------------------------------
                                                    Total Municipal Bonds (Cost--$392,052)--141.0%                          427,765
===================================================================================================================================


10             MUNIVEST FUND II, INC.        OCTOBER 31, 2004

Schedule of Investments (concluded)                               (in Thousands)

                                           Shares
                                             Held   Short-Term Securities                                                   Value
                      =============================================================================================================
                                            3,092   Merrill Lynch Institutional Tax-Exempt Fund++                         $   3,092
                      -------------------------------------------------------------------------------------------------------------
                                                    Total Short-Term Securities (Cost--$3,092)--1.0%                          3,092
                      =============================================================================================================
                      Total Investments (Cost--$395,144**)--142.0%                                                          430,857

                      Other Assets Less Liabilities--2.5%                                                                     7,591

                      Preferred Stock, at Redemption Value--(44.5%)                                                        (135,000)
                                                                                                                          ---------
                      Net Assets Applicable to Common Stock--100.0%                                                       $ 303,448
                                                                                                                          =========

*     Not Rated.
** The cost and unrealized appreciation/depreciation of investments as of October 31, 2004, as computed for federal income tax purposes, were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
      Aggregate cost .................................                $ 394,995
                                                                      =========
      Gross unrealized appreciation ..................                $  37,695
      Gross unrealized depreciation ..................                   (1,833)
                                                                      ---------
      Net unrealized appreciation ....................                $  35,862
                                                                      =========

+     Ratings of issues shown are unaudited.
++ Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                            Net         Dividend
      Affiliate                                           Activity       Income
      --------------------------------------------------------------------------
      Merrill Lynch Institutional Tax-Exempt Fund           700           $55
      --------------------------------------------------------------------------

(a)   AMBAC Insured.
(b)   Escrowed to maturity.
(c)   FGIC Insured.
(d)   FHA Insured.
(e)   FHLMC Collateralized.
(f)   FNMA/GNMA Collateralized.
(g)   FSA Insured.
(h)   MBIA Insured.
(i)   Prerefunded.
(j) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2004.
(k)   Radian Insured.

      Forward interest rate swaps outstanding as of October 31, 2004 were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                        Notional     Unrealized
                                                         Amount     Depreciation
      --------------------------------------------------------------------------
      Receive a variable rate equal to a 7-day
      Bond Market Association Municipal Swap
      Index Rate and pay a fixed rate equal
      to 3.476% interest

      Broker, J.P. Morgan Chase Bank
      Expires December 2014                              $11,000        $   (25)

      Receive a variable rate equal to a 7-day
      Bond Market Association Municipal Swap
      Index Rate and pay a fixed rate equal
      to 3.671% interest

      Broker, J.P. Morgan Chase Bank
      Expires November 2014                              $10,500           (205)
      --------------------------------------------------------------------------
      Total                                                             $  (230)
                                                                        =======

      See Notes to Financial Statements.


               MUNIVEST FUND II, INC.        OCTOBER 31, 2004                 11

[LOGO] Merrill Lynch Investment Managers

Statement of Net Assets

As of October 31, 2004
=============================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value (identified
                        cost -$392,052,360)                                                                     $ 427,765,525
                       Investments in affiliated securities, at value (identified
                        cost -$3,091,794)                                                                           3,091,794
                       Cash ..............................................................                             72,330
                       Receivables:
                          Interest .......................................................    $   8,981,779
                          Securities sold ................................................          205,171
                          Dividends from affiliates ......................................              128         9,187,078
                                                                                              -------------
                       Prepaid expenses ..................................................                              6,318
                                                                                                                -------------
                       Total assets ......................................................                        440,123,045
                                                                                                                -------------
=============================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------
                       Unrealized depreciation on forward interest rate swaps ............                            230,413
                       Payables:
                          Securities purchased ...........................................          981,737
                          Investment adviser .............................................          208,118
                          Dividends to Common Stock shareholders .........................          187,171
                          Other affiliates ...............................................            3,013         1,380,039
                                                                                              -------------
                       Accrued expenses ..................................................                             64,210
                                                                                                                -------------
                       Total liabilities .................................................                          1,674,662
                                                                                                                -------------
=============================================================================================================================
Preferred Stock
-----------------------------------------------------------------------------------------------------------------------------
                       Preferred Stock, at redemption value, par value $.05 per share
                        (1,800 Series A Shares, 1,800 Series B Shares and 1,800 Series C
                        Shares of AMPS* authorized, issued and outstanding at $25,000
                        per share liquidation preference) ................................                        135,000,000
                                                                                                                -------------
=============================================================================================================================
Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------------
                       Net assets applicable to Common Stock .............................                      $ 303,448,383
                                                                                                                =============
=============================================================================================================================
Analysis of Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------------
                       Common Stock, par value $.10 per share (19,944,719 shares issued
                        and outstanding) .................................................                      $   1,994,472
                       Paid-in capital in excess of par ..................................                        278,112,796
                       Undistributed investment income--net ..............................    $   7,127,001
                       Accumulated realized capital losses--net ..........................      (19,268,638)
                       Unrealized appreciation--net ......................................       35,482,752
                                                                                              -------------
                       Total accumulated earnings--net ...................................                         23,341,115
                                                                                                                -------------
                       Total--Equivalent to $15.21 net asset value per share of Common
                        Stock (market price--$15.15) .....................................                      $ 303,448,383
                                                                                                                =============

*     Auction Market Preferred Stock.

      See Notes to Financial Statements.


12             MUNIVEST FUND II, INC.        OCTOBER 31, 2004

Statement of Operations

For the Year Ended October 31, 2004
=============================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------
                       Interest ..........................................................                      $  26,201,978
                       Dividends from affiliates .........................................                             55,147
                                                                                                                -------------
                       Total income ......................................................                         26,257,125
                                                                                                                -------------
=============================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees ..........................................    $   2,152,950
                       Commission fees ...................................................          341,604
                       Accounting services ...............................................          145,831
                       Transfer agent fees ...............................................           66,690
                       Professional fees .................................................           52,650
                       Printing and shareholder reports ..................................           42,000
                       Directors' fees and expenses ......................................           32,986
                       Custodian fees ....................................................           25,856
                       Listing fees ......................................................           20,800
                       Pricing fees ......................................................           19,254
                       Other .............................................................           47,285
                                                                                              -------------
                       Total expenses before reimbursement ...............................        2,947,906
                       Reimbursement of expenses .........................................          (11,930)
                                                                                              -------------
                       Total expenses after reimbursement ................................                          2,935,976
                                                                                                                -------------
                       Investment income--net ............................................                         23,321,149
                                                                                                                -------------
=============================================================================================================================
Realized & Unrealized Gain (Loss)--Net
-----------------------------------------------------------------------------------------------------------------------------
                       Realized gain (loss) on:
                          Investments--net ...............................................        3,830,463
                          Forward interest rate swaps--net ...............................       (1,355,273)        2,475,190
                                                                                              -------------
                       Change in unrealized appreciation/depreciation on:
                          Investments--net ...............................................        6,533,144
                          Forward interest rate swaps--net ...............................         (185,111)        6,348,033
                                                                                              -------------------------------
                       Total realized and unrealized gain--net ...........................                          8,823,223
                                                                                                                -------------
=============================================================================================================================
Dividends to Preferred Stock Shareholders
-----------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ............................................                         (1,374,858)
                                                                                                                -------------
                       Net Increase in Net Assets Resulting from Operations ..............                      $  30,769,514
                                                                                                                =============

      See Notes to Financial Statements.


               MUNIVEST FUND II, INC.        OCTOBER 31, 2004                 13

[LOGO] Merrill Lynch Investment Managers

Statements of Changes in Net Assets

                                                                                                     For the Year Ended
                                                                                                         October 31,
                                                                                              -------------------------------
Increase (Decrease) in Net Assets:                                                                 2004              2003
=============================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ............................................    $  23,321,149     $  23,231,287
                       Realized gain--net ................................................        2,475,190         4,133,450
                       Change in unrealized appreciation/depreciation--net ...............        6,348,033         5,676,120
                       Dividends to Preferred Stock shareholders .........................       (1,374,858)       (1,330,776)
                                                                                              -------------------------------
                       Net increase in net assets resulting from operations ..............       30,769,514        31,710,081
                                                                                              -------------------------------
=============================================================================================================================
Dividends to Common Stock Shareholders
-----------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ............................................      (21,646,818)      (19,787,613)
                                                                                              -------------------------------
                       Net decrease in net assets resulting from dividends to Common Stock
                        shareholders .....................................................      (21,646,818)      (19,787,613)
                                                                                              -------------------------------
=============================================================================================================================
Common Stock Transactions
-----------------------------------------------------------------------------------------------------------------------------
                       Value of shares issued to Common Stock shareholders in reinvestment
                        of dividends .....................................................          573,097                --
                                                                                              -------------------------------
=============================================================================================================================
Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------------
                       Total increase in net assets applicable to Common Stock ...........        9,695,793        11,922,468
                       Beginning of year .................................................      293,752,590       281,830,122
                                                                                              -------------------------------
                       End of year* ......................................................    $ 303,448,383     $ 293,752,590
                                                                                              ===============================
                          * Undistributed investment income--net .........................    $   7,127,001     $   6,828,780
                                                                                              ===============================

      See Notes to Financial Statements.


14             MUNIVEST FUND II, INC.        OCTOBER 31, 2004

Financial Highlights

The following per share data and ratios have been derived
from information provided in the financial statements.                   For the Year Ended October 31,
                                                            --------------------------------------------------------
Increase (Decrease) in Net Asset Value:                       2004        2003        2002        2001        2000
====================================================================================================================
Per Share Operating Performance
--------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of year   $  14.76    $  14.16    $  14.29    $  13.32    $  12.81
                                                            --------------------------------------------------------
                       Investment income--net ...........       1.17+       1.17+       1.11        1.02        1.04
                       Realized and unrealized gain
                        (loss)--net .....................        .44         .49        (.25)        .97         .54
                       Dividends to Preferred Stock
                        shareholders from investment
                        income--net .....................       (.07)       (.07)       (.09)       (.22)       (.28)
                                                            --------------------------------------------------------
                       Total from investment operations .       1.54        1.59         .77        1.77        1.30
                                                            --------------------------------------------------------
                       Less dividends to Common Stock
                        shareholders from investment
                        income--net .....................      (1.09)       (.99)       (.90)       (.80)       (.79)
                                                            --------------------------------------------------------
                       Net asset value, end of year .....   $  15.21    $  14.76    $  14.16    $  14.29    $  13.32
                                                            ========================================================
                       Market price per share, end of year  $  15.15    $  14.26    $  13.36    $  13.69    $ 11.625
                                                            ========================================================
====================================================================================================================
Total Investment Return*
--------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share      10.94%      11.88%       5.86%      14.06%      11.33%
                                                            ========================================================
                       Based on market price per share ..      14.38%      14.56%       4.25%      25.20%       5.93%
                                                            ========================================================
====================================================================================================================
Ratios Based on Average Net Assets of Common Stock
--------------------------------------------------------------------------------------------------------------------
                       Total expenses, net reimbursement**       .99%       1.01%       1.05%       1.02%       1.08%
                                                            ========================================================
                       Total expenses** .................        .99%       1.01%       1.05%       1.02%       1.08%
                                                            ========================================================
                       Total investment income--net** ...       7.86%       8.01%       7.79%       7.42%       8.00%
                                                            ========================================================
                       Amount of dividends to Preferred
                        Stock shareholders ..............        .46%        .46%        .66%       1.57%       2.15%
                                                            ========================================================
                       Investment income--net, to Common
                        Stock shareholders ..............       7.40%       7.55%       7.13%       5.85%       5.85%
                                                            ========================================================
====================================================================================================================
Ratios Based on Average Net Assets of Common & Preferred Stock**
--------------------------------------------------------------------------------------------------------------------
                       Total expenses, net reimbursement         .68%        .69%        .71%        .69%        .71%
                                                            ========================================================
                       Total expenses ...................        .68%        .69%        .71%        .69%        .71%
                                                            ========================================================
                       Total investment income--net .....       5.41%       5.46%       5.26%       4.98%       5.24%
                                                            ========================================================
====================================================================================================================
Ratios Based on Average Net Assets of Preferred Stock
--------------------------------------------------------------------------------------------------------------------
                       Dividends to Preferred Stock
                        shareholders ....................       1.02%        .98%       1.38%       3.22%       4.08%
                                                            ========================================================


               MUNIVEST FUND II, INC.        OCTOBER 31, 2004                 15

[LOGO] Merrill Lynch Investment Managers

Financial Highlights (concluded)

                                                                         For the Year Ended October 31,
The following per share data and ratios have been derived   --------------------------------------------------------
from information provided in the financial statements.        2004        2003        2002        2001        2000
====================================================================================================================
Supplemental Data
--------------------------------------------------------------------------------------------------------------------
                       Net assets applicable to Common
                        Stock, end of year (in thousands)   $303,448    $293,753    $281,830    $284,547    $265,169
                                                            ========================================================
                       Preferred Stock outstanding, end
                        of year (in thousands) ..........   $135,000    $135,000    $135,000    $135,000    $135,000
                                                            ========================================================
                       Portfolio turnover ...............      22.39%      31.50%      66.07%      87.80%     110.66%
                                                            ========================================================
====================================================================================================================
Leverage
--------------------------------------------------------------------------------------------------------------------
                       Asset coverage per $1,000 ........   $  3,248    $  3,176    $  3,088    $  3,108    $  2,964
                                                            ========================================================
====================================================================================================================
Dividends Per Share on Preferred Stock Outstanding
--------------------------------------------------------------------------------------------------------------------
                       Series A--Investment income--net .   $    262    $    251    $    338    $    793    $  1,067
                                                            ========================================================
                       Series B--Investment income--net .   $    234    $    248    $    319    $    834    $    990
                                                            ========================================================
                       Series C--Investment income--net .   $    268    $    240    $    375    $    784    $  1,012
                                                            ========================================================

* Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effect of sales charges.
**    Do not reflect the effect of dividends to Preferred Stock shareholders.
+     Based on average shares outstanding.

      See Notes to Financial Statements.


16             MUNIVEST FUND II, INC.        OCTOBER 31, 2004

Notes to Financial Statements

1. Significant Accounting Policies:

MuniVest Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MVT. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund's pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund may write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Forward interest rate swaps -- The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.


               MUNIVEST FUND II, INC.        OCTOBER 31, 2004                 17

[LOGO] Merrill Lynch Investment Managers

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Reclassification -- U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $1,252 has been reclassified between undistributed net investment income and accumulated realized capital losses as a result of permanent differences attributable to amortization methods for premiums and discounts on fixed income securities. This reclassification has no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. The Investment Adviser has agreed to reimburse its management fee by the amount of management fees the Fund pays to FAM indirectly through its investment in Merrill Lynch Institutional Tax-Exempt Fund. For the year ended October 31, 2004, FAM reimbursed the Fund in the amount of $11,930.

In addition, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, received $4,000 in commissions on the execution of portfolio security transactions for the Fund for the year ended October 31, 2004.

For the year ended October 31, 2004, the Fund reimbursed FAM $8,195 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2004 were $96,388,571 and $94,261,212, respectively.

4. Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding for the year ended October 31, 2004 increased by 37,664 as a result of dividend reinvestment and for the year ended October 31, 2003 remained constant.

Preferred Stock

Auction Market Preferred Stock are shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 2004 were as follows: Series A, 1.65%; Series B, 1.40%; and Series C, 1.50%.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended October 31, 2004, MLPF&S earned $121,407 as commissions.


18             MUNIVEST FUND II, INC.        OCTOBER 31, 2004

Notes to Financial Statements (concluded)

5. Distributions to Shareholders:

The Fund paid a tax-exempt dividend to holders of Common Stock in the amount of $.092 per share on November 29, 2004 to shareholders of record on November 12, 2004.

The tax character of distributions paid during the fiscal years ended October 31, 2004 and October 31, 2003 was as follows:

--------------------------------------------------------------------------------
                                                        10/31/2004    10/31/2003
--------------------------------------------------------------------------------
Distributions paid from:
  Tax-exempt income .............................      $23,021,676   $21,118,389
                                                       -------------------------
Total distributions .............................      $23,021,676   $21,118,389
                                                       =========================

As of October 31, 2004, the components of accumulated earnings on a tax basis were as follows:

--------------------------------------------------------------------------------
Undistributed tax-exempt income--net .........................    $ 6,955,882
Undistributed long-term capital gains--net ...................             --
                                                                  -----------
Total undistributed earnings--net ............................      6,955,882
Capital loss carryforward ....................................    (15,395,225)*
Unrealized gains--net ........................................     31,780,458**
                                                                  -----------
Total accumulated earnings--net ..............................    $23,341,115
                                                                  ===========

* On October 31, 2004, the Fund had a net capital loss carryforward of $15,395,225, of which $6,636,791 expires in 2007 and $8,758,434 expires in
      2008. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles and the difference between book and tax amortization methods for premiums and discounts on fixed income securities.


               MUNIVEST FUND II, INC.        OCTOBER 31, 2004                 19

[LOGO] Merrill Lynch Investment Managers

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of MuniVest Fund II, Inc.:

We have audited the accompanying statement of net assets, including the schedule of investments, of MuniVest Fund II, Inc. as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MuniVest Fund II, Inc. as of October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
December 14, 2004


20             MUNIVEST FUND II, INC.        OCTOBER 31, 2004

Quality Profile (unaudited)

The quality ratings of securities in the Fund for the year ended October 31, 2004 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
                                                                        Total
S&P Rating/Moody's Rating                                            Investments
--------------------------------------------------------------------------------
AAA/Aaa ..................................................              25.0%
AA/Aa ....................................................              12.2
A/A ......................................................              17.7
BBB/Baa ..................................................              20.4
BB/Ba ....................................................              11.6
B/B ......................................................               0.9
CCC/Caa ..................................................               0.7
NR (Not Rated) ...........................................              10.8
Other* ...................................................               0.7
--------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term investments.


               MUNIVEST FUND II, INC.        OCTOBER 31, 2004                 21

[LOGO] Merrill Lynch Investment Managers

Automatic Dividend Reinvestment Plan (unaudited)

The following description of the Fund's Automatic Dividend Reinvestment Plan (the "Plan") is sent to you annually as required by federal securities laws.

Pursuant to the Fund's Plan, unless a holder of Common Stock otherwise elects, all dividend and capital gains distributions will be automatically reinvested by The Bank of New York (the "Plan Agent"), as agent for shareholders in administering the Plan, in additional shares of Common Stock of the Fund. Holders of Common Stock who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name then to such nominee) by The Bank of New York, as dividend paying agent. Such participants may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to The Bank of New York, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise such termination will be effective with respect to any subsequently declared dividend or distribution.

Whenever the Fund declares an income dividend or capital gains distribution (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock. The shares will be acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of Common Stock from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market ("open-market purchases") on the New York Stock Exchange or elsewhere. If on the payment date for the dividend, the net asset value per share of the Common Stock is equal to or less than the market price per share of the Common Stock plus estimated brokerage commissions (such conditions being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of Common Stock to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If, on the dividend payment date, the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next "ex-dividend" date, which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a share of Common Stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisitions of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date determined by dividing the uninvested portion of the dividend by the net asset value per share.

The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.


22             MUNIVEST FUND II, INC.        OCTOBER 31, 2004

In the case of shareholders such as banks, brokers or nominees which hold shares of others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Fund's shares are trading at a premium over net asset value, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of such discount (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at The Bank of New York, Church Street Station, P.O. Box 11258, New York, NY 10286-1258, Telephone: 800-432-8224.


               MUNIVEST FUND II, INC.        OCTOBER 31, 2004                 23

[LOGO] Merrill Lynch Investment Managers

Officers and Directors (unaudited)

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Interested Director
------------------------------------------------------------------------------------------------------------------------------------
Terry K.    P.O. Box 9011  President    1999 to  President of the Merrill Lynch Investment Managers,   124 Funds       None
Glenn*      Princeton, NJ  and          present  L.P. ("MLIM")/Fund Asset Management, L.P.             157 Portfolios
            08543-9011     Director              ("FAM")-advised funds since 1999; Chairman
            Age: 64                              (Americas Region) of MLIM from 2000 to 2002;
                                                 Executive Vice President of MLIM and FAM(which
                                                 terms as used herein include their corporate
                                                 predecessors) from 1983 to 2002; President of FAM
                                                 Distributors, Inc. ("FAMD") from 1986 to 2002 and
                                                 Director thereof from 1991 to 2002; Executive Vice
                                                 President and Director of Princeton Services, Inc.
                                                 ("Princeton Services") from 1993 to 2002; President
                                                 of Princeton Administrators, L.P. from 1989 to 2002;
                                                 Director of Financial Data Services, Inc. since 1985.

            ------------------------------------------------------------------------------------------------------------------------
            * Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his present and former positions with MLIM, FAM, FAMD, Princeton Services and Princeton
              Administrators, L.P. The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.

====================================================================================================================================
Independent Directors*
------------------------------------------------------------------------------------------------------------------------------------
Ronald W.   P.O. Box 9095  Director     1993 to  Professor Emeritus of Finance, School of Business,    48 Funds        None
Forbes      Princeton, NJ               present  State University of New York at Albany since 2000     48 Portfolios
            08543-9095                           and Professor thereof from 1989 to 2000; Interna-
            Age: 64                              tional Consultant, Urban Institute, Washington, D.C.
                                                 from 1995 to 1999.
------------------------------------------------------------------------------------------------------------------------------------
Cynthia A.  P.O. Box 9095  Director     1993 to  Professor, Harvard Business School since 1989;        48 Funds        Newell
Montgomery  Princeton, NJ               present  Associate Professor, J.L. Kellogg Graduate School of  48 Portfolios   Rubbermaid,
            08543-9095                           Management, Northwestern University from 1985                         Inc.
            Age: 52                              to 1989; Associate Professor, Graduate School of
                                                 Business Administration, University of Michigan
                                                 from 1979 to 1985.
------------------------------------------------------------------------------------------------------------------------------------
Jean Margo  P.O. Box 9095  Director     2004 to  Self-employed consultant since 2001; Counsel of       48 Funds        None
Reid        Princeton, NJ               present  Alliance Capital Management (investment adviser)      48 Portfolios
            08543-9095                           in 2000; General Counsel, Director and Secretary of
            Age: 59                              Sanford C. Bernstein & Co., Inc. (investment adviser/
                                                 broker-dealer) from 1997 to 2000; Secretary, Sanford
                                                 C. Bernstein Fund, Inc. from 1994 to 2000; Director
                                                 and Secretary of SCB, Inc. since 1998; Director and
                                                 Secretary of SCB Partners, Inc. since 2000;
                                                 Director of Covenant House from 2001 to 2004.
------------------------------------------------------------------------------------------------------------------------------------
Kevin A.    P.O. Box 9095  Director     1993 to  Founder and currently Director Emeritus of Boston     48 Funds        None
Ryan        Princeton, NJ               present  University Center for the Advancement of Ethics and   48 Portfolios
            08543-9095                           Character and Director thereof from 1989 to 1999;
            Age: 72                              Professor from 1982 to 1999 and currently Professor
                                                 Emeritus of Education of Boston University; formerly
                                                 taught on the faculties of The University Chicago,
                                                 Stanford University and Ohio State University.
------------------------------------------------------------------------------------------------------------------------------------
Roscoe S.   P.O. Box 9095  Director     2000 to  President, Middle East Institute from 1995 to 2001;   48 Funds        None
Suddarth    Princeton, NJ               present  Foreign Service Officer, United States Foreign        48 Portfolios
            08543-9095                           Service from 1961 to 1995; Career Minister from 1989
            Age: 69                              to 1995; Deputy Inspector General, U.S. Department of
                                                 State from 1991 to 1994; U.S. Ambassador to The
                                                 Hashemite Kingdom of Jordan from 1987 to 1990.


24             MUNIVEST FUND II, INC.        OCTOBER 31, 2004

Officers and Directors (unaudited) (concluded)

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Independent Directors* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Richard R.  P.O. Box 9095  Director     1993 to  Professor of Finance from 1984 to 1995, Dean from     48 Funds        Bowne &
West        Princeton, NJ               present  1984 to 1993 and currently Dean Emeritus of           48 Portfolios   Co., Inc.;
            08543-9095                           New York University Leonard N. Stern School of                        Vornado
            Age: 66                              Business Administration, New York University from                     Realty Trust;
                                                 1995 to present.                                                      Vornado
                                                                                                                       Operating
                                                                                                                       Company and
                                                                                                                       Alexander's,
                                                                                                                       Inc.
------------------------------------------------------------------------------------------------------------------------------------
Edward D.   P.O. Box 9095  Director     2000 to  Self-employed financial consultant since 1994;        48 Funds        None
Zinbarg     Princeton, NJ               present  Executive Vice President of The Prudential Insurance  48 Portfolios
            08543-9095                           Company of America from 1988 to 1994; former
            Age: 70                              Director of Prudential Reinsurance Company and
                                                 former Trustee of the Prudential Foundation.
            ------------------------------------------------------------------------------------------------------------------------
            * The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
------------------------------------------------------------------------------------------------------------------------------------

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1993 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
Burke       Princeton, NJ  President    present  Senior Vice President and Treasurer of Princeton Services since 1999 and Director
            08543-9011     and          and      since 2004; Vice President of FAMD since 1999; Vice President of MLIM and FAM from
            Age: 44        Treasurer    1999 to  1990 to 1997; Director of MLIM Taxation since 1990.
                                        present
------------------------------------------------------------------------------------------------------------------------------------
Kenneth A.  P.O. Box 9011  Senior       2002 to  Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund
Jacob       Princeton, NJ  Vice         present  Management) of MLIM from 1997 to 2000.
            08543-9011     President
            Age: 53
------------------------------------------------------------------------------------------------------------------------------------
John M.     P.O. Box 9011  Senior       2002 to  Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund
Loffredo    Princeton, NJ  Vice         present  Management) of MLIM from 1998 to 2000.
            08543-9011     President
            Age: 40
------------------------------------------------------------------------------------------------------------------------------------
Fred K.     P.O. Box 9011  Vice         1998 to  Director (Municipal Tax-Exempt Fund Management) of MLIM since 2000; Vice President
Stuebe      Princeton, NJ  President    present  of MLIM from 1994 to 2000.
            08543-9011
            Age: 54
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Chief        2004 to  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and
Hiller      Princeton, NJ  Compliance   present  Chief Compliance Officer of MLIM since 2004; Global Director of Compliance at
            08543-9011     Officer               Morgan Stanley Investment Management from 2002 to 2004; Managing Director and
            Age: 53                              Global Director of Compliance at Citigroup Asset Management from 2000 to 2002;
                                                 Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance Officer
                                                 at Prudential Financial from 1995 to 2000.
------------------------------------------------------------------------------------------------------------------------------------
Alice A.    P.O. Box 9011  Secretary    2004 to  Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
Pellegrino  Princeton, NJ               present  2002; Attorney associated with MLIM since 1997.
            08543-9011
            Age: 44
            ------------------------------------------------------------------------------------------------------------------------
            * Officers of the Fund serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agents

Common Stock:

The Bank of New York
101 Barclay Street -- 11 East
New York, NY 10286

Preferred Stock:

The Bank of New York
101 Barclay Street -- 7 West
New York, NY 10286

NYSE Symbol

MVT


               MUNIVEST FUND II, INC.        OCTOBER 31, 2004                 25

[LOGO] Merrill Lynch Investment Managers

Dividend Policy

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.

Important Tax Information (unaudited)

All of the net investment income distributions paid by MuniVest Fund II, Inc. during the taxable year ended October 31, 2004 qualify as tax-exempt interest dividends for federal income tax purposes.

Please retain this information for your records.


26             MUNIVEST FUND II, INC.        OCTOBER 31, 2004

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site http://www.icsdelivery.com/live and follow the instructions.

When you visit this site, you will obtain a personal identification number
(PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


               MUNIVEST FUND II, INC.        OCTOBER 31, 2004                 27

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

MuniVest Fund II, Inc. seeks to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniVest Fund II, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

MuniVest Fund II, Inc.
Box 9011
Princeton, NJ 08543-9011

                                                                 #16807 -- 10/04

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and (3) Edward D. Zinbarg.

Item 4 - Principal Accountant Fees and Services

         (a) Audit Fees -         Fiscal Year Ending October 31, 2004 - $26,000
                                  Fiscal Year Ending October 31, 2003 - $25,000

         (b) Audit-Related Fees - Fiscal Year Ending October 31, 2004 - $3,000
                                  Fiscal Year Ending October 31, 2003 - $5,600

         The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

         (c) Tax Fees -           Fiscal Year Ending October 31, 2004 - $5,610
                                  Fiscal Year Ending October 31, 2003 - $4,800

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -     Fiscal Year Ending October 31, 2004 - $0
                                  Fiscal Year Ending October 31, 2003 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

        (g) Fiscal Year Ending October 31, 2004 - $13,270,096
            Fiscal Year Ending October 31, 2003 - $18,737,552

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $945,000, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

         Ronald W. Forbes
         Cynthia A. Montgomery
         Charles C. Reilly (retired as of December 31, 2003)
         Kevin A. Ryan
         Roscoe S. Suddarth
         Richard R. West
         Edward D. Zinbarg

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies -

         Proxy Voting Policies and Procedures

         Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

         In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

         The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

         To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

         The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

         In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

         In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

         The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

o Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

o Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

o Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

o Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

o Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

o Routine proposals related to requests regarding the formalities of corporate meetings.

o Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

o Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - See Item 2

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

        MuniVest Fund II, Inc.


        By: /s/ Terry K. Glenn
            ---------------------------------
            Terry K. Glenn,
            President of
            MuniVest Fund II, Inc.

        Date: December 13, 2004

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


        By: /s/ Terry K. Glenn
            ---------------------------------
            Terry K. Glenn,
            President of
            MuniVest Fund II, Inc.

        Date: December 13, 2004


        By: /s/ Donald C. Burke
            ---------------------------------
            Donald C. Burke,
            Chief Financial Officer of
            MuniVest Fund II, Inc.

        Date: December 13, 2004